UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Techpoint, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Signature of Shareholder Date: Signature of Shareholder Date:  Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full  title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.  To change the address on your account, please check the box at right and  indicate your new address in the address space above. Please note that  changes to the registered name(s) on the account may not be submitted via  this method.  INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”  and fill in the circle next to each nominee you wish to withhold, as shown here:  JOHN SMITH  1234 MAIN STREET  APT. 203  NEW YORK, NY 10038 ANNUAL MEETING OF SHAREHOLDERS OF  TECHPOINT, INC.  May 31, 2019  INTERNET - Access “www.voteproxy.com” and follow the on-screen  instructions or scan the QR code with your smartphone. Have your  proxy card available when you access the web page.  Vote online until 11:59 PM EST the day before the meeting.  MAIL - Sign, date and mail your proxy card in the envelope  provided as soon as possible.  IN PERSON - You may vote your shares in person by attending  the Annual Meeting.  GO GREEN - e-Consent makes it easy to go paperless. With  e-Consent, you can quickly access your proxy material, statements  and other eligible documents online, while reducing costs, clutter  and paper waste. Enroll today via www.astfinancial.com to enjoy  online access.  PROXY VOTING INSTRUCTIONS  Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x  ------------------ ----------------  20630000000000001000 5 053119  COMPANY NUMBER  ACCOUNT NUMBER  NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy  card are available at www.techpointinc.com/investor_relations.html  1. Election of Directors: O Fumihiro Kozato  O Feng Kuo  O Fun-Kai Liu  O Koji Mori  O Robert Cochran  O Yaichi Aoshima  2. RATIFICATION OF APPOINTMENT OF BDO USA, LLP AS  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  FOR FISCAL YEAR 2019.  In their discretion, the proxies are authorized to vote upon such other business as  may properly come before the Annual Meeting. This proxy when properly executed  will be voted as directed herein by the undersigned shareholder. If no direction is  made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR  Proposal 2.  FOR AGAINST ABSTAIN  FOR ALL NOMINEES  WITHHOLD AUTHORITY  FOR ALL NOMINEES  FOR ALL EXCEPT  (See instructions below)  NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.